UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: January 19, 2010

CHINA VITUP HEALTH CARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52489	45-0552679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108-1 Nashan Road Zhongshan District Dalian, P.R.C.
(Address of principal executive offices)

Registrant’s telephone number, including area code: 86-411-8265-3668

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Chief Financial Officer

On January 19, 2010, Ms. Yan Zheng tendered her resignation as the Chief Financial Officer of China Vitup Health Care Holdings, Inc., a Nevada corporation (the “Company”).  On January 19, 2010, the Board of Directors (the “Board”) of the Company appointed Chunxiang Li to serve as the Company’s Chief Financial Officer to fill the vacancy created by the resignation of Ms. Yan Zheng.   The business background of Mr. Li is as follows:

Chunxiang Li, age 34, was appointed as CFO of the Registrant on January 19, 2010.  He is a Certified Public Accountant with over 8 years experience with the professional accounting firm, Deloitte Touche Tohmatsu, including more than 3 years working as audit manager in the department of Assurance and Business Advisory Services. Prior work experience also includes financial management experience in the Business Process Outsourcing industry, acting as a   service delivery leader supervising a team of 90 people. Mr. Li has knowledge and experience regarding US, Hong Kong, PRC and International Financial Reporting Standards, as well as knowledge and experience regarding internal control design and risk management.

Chief Operating Officer

On January 19, 2010, the Board of Directors appointed Chaobo Guo to serve as the Company’s Chief Operating Officer.  The business background of Mr. Guo is as follows:

Charles Guo, age 49, was appointed as COO of the Registrant on January 19, 2010.  Before joining the Registrant, he served as a Business Consultant for IBM and as the Clinical Affairs Director of Stryker Greater China. Dr Guo obtained his MD degree from Peking Union Medical College, and graduated from The Johns Hopkins University with a PhD degree.  Also, he was trained in business with an MBA degree from the Ohio State University.

The Company has employment agreements with the newly appointed officers, copies of which are filed as exhibits to this Current Report on Form 8-K.

There were no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which either of the newly appointed officers had or will have a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

10.17	Senior Management Staff Employment Contract dated January 19, 2010, by and among Dalian Vitup Management Holdings Co, Ltd., and Chunxiang Li.

10.18	Senior Management Staff Employment Contract dated January 19, 2010, by and among Dalian Vitup Management Holdings Co, Ltd., and Charles Guo.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA  VITUP HEALTH CARE HOLDINGS, INC.

Date: January _25__, 2010

/s/ Feng Gu

---------------------------------
By:   Feng Gu, Chief Executive Officer

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